American Airlines, Inc.
6-1162-TRW-0664 Page

6-1162-TRW-0664

American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:                      Aircraft Purchase Rights and Substitution Rights

Reference:	Purchase Agreement No. 3219 between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (Purchase Agreement)

This letter agreement (“Letter Agreement”) is entered into on the date below, and constitutes a part of the Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.           Definitions.                                Capitalized terms used herein and not defined pursuant to this Letter Agreement have the meanings set forth in the  Purchase Agreement. The following terms, when used in capitalized form, have the following meanings:

“Applicable Delivery Month” means: (a) with respect to each Firm Aircraft, the Scheduled Delivery Month for such aircraft; (b) with respect to each Rights
Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].; (c) with respect to each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].and specified to Customer pursuant to Section 4.2 hereof; and (d) with respect to each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].specified therefor (or such other month in which a Delivery Position has been reserved for such aircraft in accordance with the procedures set forth in Section 4.3).

“Applicable Purchase Agreement” means: (a) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 787-923, the  Purchase Agreement; (b) when used with respect to any Rights Aircraft or Substitute Aircraft that is a model 787-823 or model 787-323, the purchase agreement executed and delivered pursuant to Section 8.2 hereof in connection with Customer's first purchase (if any) of such model, as such purchase agreement may be supplemented, amended or modified;

           “Available Position” means any Delivery Position that is available in Boeing's judgment for the delivery of a Rights Aircraft to Customer in connection with the exercise of a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Available Introduction Position” means an Introduction Position that is available in Boeing's judgment for the delivery of a Rights Aircraft or Substitute Aircraft (as the case may be) with an interior configuration not previously certified by the FAA.

“Business Day” means Monday through Friday, except for federal or state holidays.

“Committed Month” means the month reserved by Boeing and set forth in Attachment A hereto for delivery of each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Delivery Position” means that portion of the production rate that is or may from time to time be allocated by Boeing or its Affiliate for the manufacture of a model 787 aircraft (or any Derivative or Successor) and delivery of such aircraft in a specified month.

“Derivative” means any airframe model that is a derivative of the model 787 (other than a model 787-8 or model 787-3) that is developed by Boeing or an Affiliate of Boeing subsequent to the date hereof.

“Eligible Model” means all or any combination thereof, as the context requires, of the following listed airframe model types, in each case manufactured in accordance with the applicable Detail Specification identified on Attachment C hereto, as such Detail Specification may be modified from time to time in accordance with Article 4 of the AGTA or as otherwise mutually agreed to by Boeing and Customer:

(a)           at any time, the Boeing model 787-923;

(b)	in the case of the Boeing model 787-823 or 787-323, such model will be an Eligible Model:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(c)	any Derivative or Successor Model from and after such time as it is deemed to be an Eligible Model in accordance with the provisions of Section 9 hereof.

“Expiration Date” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Firm Advance Payments” has the meaning set forth in Section 5.3 hereof.

“Firm Aircraft” means: (a) the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].identified as of the date hereof on Table 1 to the 787-923 Purchase Agreement; and (b) any aircraft incorporated after the date hereof in an Applicable Purchase Agreement pursuant to Section 8 hereof.

“Introduction Position” means each Delivery Position for an Aircraft with an interior configuration not previously certified by the FAA that is designated by Boeing in the ordinary course of business as a customer introduction production position.

“Launch Program” means a program initiated by Boeing to design, manufacture and obtain FAA type certification for a new model type of aircraft (e.g., Model B797), or a new sub-model type of aircraft (e.g., Model 787-10). A Launch Program may require that certain conditions be met by customers ordering aircraft subject to the Launch Program, which may include but not be limited to: (i) minimum number of customers; (ii) engine availability; (iii) use of customers’ aircraft for certification and development purposes; (iv) additional restrictions on optional features available; and (v) restrictions on the availability of Delivery Positions for aircraft purchased pursuant to the exercise of certain purchase rights. Such conditions will no longer be applicable upon completion of the Launch Program.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” as designated in Attachment A hereto, provided that if any such date is not a Business Day, then such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].shall be the next succeeding Business Day.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].” has the meaning set forth in Section 4.1 hereof.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].” has the meaning set forth in Section 2 hereof.

“Modified Exercise Notice” means a notice delivered by Customer pursuant to Section 4.3(b) hereof.

“Proposal Deposit” means, with respect to each Eligible Model, that amount designated in Attachment C hereto as the “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” for such model.

“Purchase Agreement Supplement” means any supplement to an Applicable Purchase Agreement, substantially in the form of Attachment D hereto or otherwise in form and substance reasonably satisfactory to Boeing and Customer, from time to time executed and delivered pursuant to Section 8.1.

“Purchase Rights” means, collectively, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].granted pursuant hereto.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” means the “Rights Aircraft Exercise Lead Time Exercise Date” as designated in Attachment B hereto, provided that if any such date is not a Business Day, then such [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].shall be the next succeeding Business Day.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” has the meaning set forth in Section 4.2 hereof.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” has the meaning set forth in Section 2 hereof.

“Requested Delivery Month” means such month(s) in which Customer desires delivery of a Rights Aircraft subject to a[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as specified by Customer in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..

“Rights Aircraft” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” has the meaning set forth in Section 4.3 hereof.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]” has the meaning set forth in Section 2 hereof.

“Substitute Aircraft” means any aircraft which Customer has designated, pursuant to Section 5.1 hereof, to be delivered in lieu of a Firm Aircraft.

“Substitution Notice” has the meaning set forth in Section 5.1 hereof.

“Successor Model” means [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Then Current Engine Price” means the Engine Price of Rights Aircraft or Substitute Aircraft set by the Engine Supplier as of the date of execution of a Purchase Agreement Supplement entered into by Boeing and Customer.

“[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           Information.

3.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.3           Concurrently with the disclosure by Boeing or any Affiliate of Boeing to any other customer or potential customer of plans to study the development of a Derivative or a Successor Model, Boeing will make available to Customer information, in reasonable detail, regarding such Derivative or Successor Model, including, but not limited to, the product development activities and schedule with respect thereto.

3.4           Boeing will inform Customer of, and offer Customer the opportunity to participate in, any airline working group or other forum sponsored by Boeing for the purpose of soliciting the input of potential customers in connection with the development of any Derivative or any Successor Model.

3.5           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.6           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Exercise of Purchase Rights.

4.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           Substitution Right.

5.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.3           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA No. 3219
Aircraft Purchase Rights and Substitution Rights
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-TRW-0664 Page

6.           Aircraft Price and Credit Memoranda.

6.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3           [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3.1                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3.2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.4.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.           Payments.

7.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.3.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.           Forms of Agreement.

8.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].:

(a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

(c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.           Derivative and Successor Models.  If prior to the Expiration Date Boeing and Customer agree upon terms and conditions (including, without limitation, any applicable launch program conditions) for the purchase of a Derivative or Successor Model pursuant to Letter Agreement 6-1162-AKP-072R2 as may be amended from time to time, such Derivative or Successor Model shall be deemed to be an Eligible Model hereunder, and Customer shall be entitled, subject to the terms hereof, to exercise any Purchase Right for the purchase of such Derivative or Successor Model and/or to exercise its right of substitution to have such Derivative or Successor Model delivered in lieu of any Firm Aircraft.

10.           Production Capacity Assurances.  If Customer has exercised all of the MADP Rights and QADP Rights granted hereby and desires to purchase a sufficient number of Rights Aircraft that would, in Boeing's reasonable judgment, economically justify an increase in the production rate for the model type of aircraft Customer desires to purchase, Boeing shall use its best reasonable efforts to increase the production rate for such aircraft.

11.           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Notwithstanding anything in this Letter Agreement, Customer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12.           Confidential Treatment.  Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.

Very truly yours,

THE BOEING COMPANY

By

Its     Attorney-In-Fact

ACCEPTED AND AGREED TO this

____ day of                               , 2008

AMERICAN AIRLINES, INC.

By

Its

Attachment A:                                Information regarding MADP Rights
Attachment B:                                Information regarding QADP Rights
Attachment C:                                Description and Price for Eligible Models
Attachment D:                                Form of Purchase Agreement Supplement
Attachment E:                                Letter Agreements

PA No. 3219
Aircraft Purchase Rights and Substitution Rights
BOEING PROPRIETARY

Attachment A to Letter Agreement 6-1162-TRW-0664
MADP Option
Rights Aircraft Exercise Lead Time Exercise Date

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3219 Page 1 of 1

Attachment B to Letter Agreement 6-1162-TRW-0664
QADP Option
Rights Aircraft Exercise Lead Time Exercise Date

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3219 Page 1 of 1

Attachment C to Letter Agreement 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1O.TXT Page 1

Attachment C to Letter Agreement 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1O.TXT Page 2

Attachment C to Letter Agreement 6-1162-TRW-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-1O.TXT Page 3

Attachment C to Letter Agreement 6-1162-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2O.TXT Page 1

Attachment C to Letter Agreement 6-1162-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2O.TXT Page 2

Attachment C to Letter Agreement 6-1162-0664
Rights Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL
48980-2O.TXT Page 3

Attachment D to
6-1162-TRW-0664

PURCHASE AGREEMENT SUPPLEMENT NO. [___]

PURCHASE AGREEMENT SUPPLEMENT NO. 3219, dated [__________, ____], between The Boeing Company (“Boeing”) and American Airlines, Inc. (“Customer”).

R E C I T A L S:

A.           Boeing and Customer have heretofore entered into (i) that certain Purchase Agreement No. 3219, dated [__________], 2007 (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement), and (ii) that certain Letter Agreement 6-1162-TRW-0664 (the “Rights Letter”), providing for the execution and delivery from time to time of Purchase Agreement Supplements, each substantially in the form hereof, for the purpose of subjecting Rights Aircraft and Substitute Aircraft to the Purchase Agreement as and when purchased by Customer in accordance with the terms of the Rights Letter.

B.           Customer has exercised its right under the Rights Letter to purchase the aircraft described below pursuant to the terms and conditions of the Purchase Agreement as supplemented by this Purchase Agreement Supplement.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1.           Aircraft Description.  Boeing will manufacture and sell to Customer, and Customer will purchase, the aircraft described in Table 1-[__] attached hereto and made a part hereof.

2.           Delivery Schedule.  The Scheduled Delivery Month of each aircraft is set forth in Table 1-[__].

3.           Price.  The Aircraft Basic Price and each component thereof and the Advance Payment Base Price for the aircraft are set forth in Table 1-[__].

4.           Payment.

4.1           Boeing acknowledges receipt of a Deposit in the amount of [$_________] for each aircraft.

4.2           Customer will make advance payments to Boeing in the amount of [____%] of the Advance Payment Base Price of each aircraft, beginning with a payment of [__%], less the Deposit, on the date of this Purchase Agreement Supplement for each aircraft.  Additional payments for each aircraft are due on the first Business Day of the months and in the amounts listed in Table 1-[__].

4.3           For any aircraft described on Table 1-[___] having a Scheduled Delivery Month less than twenty-four (24) months from the date of this Purchase Agreement Supplement, the total amount of advance payments due upon the date of this Purchase Agreement Supplement will include all advance payments that are or were due on or before such date in accordance with the advance payment schedule set forth in Table 1-[___].

5.           Purchase Agreement.  All of the terms and provisions of the Purchase Agreement are hereby incorporated by reference in this Purchase Agreement Supplement to the same extent as if fully set forth herein; and each reference therein to “Aircraft” shall be deemed to include the aircraft described in Table 1-[__] attached hereto.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Purchase Agreement Supplement No. [____] to be duly executed as of the day and year first above written.

THE BOEING COMPANY

By:_____________________________

Name:__________________________

Title:___________________________

AMERICAN AIRLINES, INC.

By:_____________________________

Name:__________________________

Title:___________________________

PA No. 3219                                                                                                                                 Page
Aircraft Purchase Rights and Substitution Rights
BOEING PROPRIETARY

Attachment E to
6-1162-TRW-0664

The following letter agreements, as may be amended from time to time, between Boeing and Customer will be expressly incorporated by reference in any purchase agreement executed and delivered by the parties pursuant to Section 8.2 of this Letter Agreement:

Letter Agreement No.                                                      Subject

6-1162-TRW-0670	Miscellaneous Commitments for Model 787

6-1162-AKP-071R1                                                      Purchase Obligations

6-1162-AKP-072R2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073R1                                                      Accident Claims and Litigation

6-1162-TRW-0674                                                      Business Considerations

3219-05	Spares Commitments

6-1162-TRW-0673	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 3219
Aircraft Purchase Rights and Substitution Rights
BOEING PROPRIETARY